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                                                                    EXHIBIT 99.5

                              SHAREHOLDER AGREEMENT

         THIS SHAREHOLDER AGREEMENT (the "Agreement") is made and entered into as of April 23, 2001, by and between The Williams Companies, Inc., a Delaware corporation ("Williams") and Williams Communications Group, Inc., a Delaware corporation (the "Company").

         On February 26, 2001, Williams transferred certain assets to the Company and in exchange for such assets, Williams received 24,265,892 shares of newly issued Common Stock (as defined below) and other consideration. Williams also owns 395,434,965 shares of Common Stock. Concurrently herewith, Williams is distributing 398,500,000 shares of Common Stock to its stockholders of record as of April 9, 2001 (the "Spin-Off"). Williams has committed to the Internal Revenue Service that Williams will dispose of all the remaining 21,200,857 shares of Common Stock that it holds as of the date of this Agreement (the "Retained Stock") as soon as market conditions allow, but in any event not longer than five years after the date of the Spin-Off.

The parties hereby agree as follows:

1. DEFINITIONS

         "10% LIMIT" shall mean 10% of the total number of issued and outstanding shares of Common Stock calculated on a Fully-Diluted Basis after giving effect to any concurrent transaction and the issuance of shares of Common Stock to Williams.

         "33 ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force, and the rules and regulations promulgated thereunder.

         "34 ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force, and the rules and regulations promulgated thereunder.

         "AFFILIATE" has the meaning ascribed to it in Rule 12b-2 under the 34 Act.

         "BLUE SKY" means laws providing for the regulation and supervision of securities offerings and sales as in effect in various states of the United States.

         "BOARD OF DIRECTORS" means the board of directors of the Company.

         "BUSINESS DAY" means a day other than a Saturday or Sunday or a day on which banking institutions are authorized or required by law or executive order to remain closed in Tulsa, Oklahoma.

         "COMMISSION" means the Securities and Exchange Commission.

         "COMMON STOCK" means all the common stock, $.01 par value per share, of the Company.




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         "COMPANY CONTROL PERSON" shall have the meaning set forth in Section
8.02 to this Agreement.

         "CONTROL PERSON" shall have the meaning set forth in Section 8.01 to this Agreement.

         "DEMAND REGISTRATION" shall have the meaning set forth in Section 2.01 to this Agreement.

         "DULY ENDORSED" means (i) duly endorsed in blank by the person or persons in whose name a stock certificate or certificate representing a debt security is registered or (ii) accompanied by a duly executed stock or security assignment separate from the certificate, in each case with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or of the National Association of Securities Dealers, Inc.

         "FULLY-DILUTED BASIS" means, with respect to any calculation of the outstanding amount of common equity of the Company, an amount equal to the total outstanding number of shares of Common Stock, calculated without duplication and assuming the conversion of all outstanding shares of convertible capital stock and securities of the Company and the exercise of all warrants, options and other rights (including, without limitation, employee stock options pursuant to any stock option plan of the Company (except that, with respect to such options and warrants, if any such options are finally determined to be less than 100% vested or if any such warrants are finally determined to be less than 100% exercisable, only those shares of Common Stock which may be exercised following such final determination shall be included in such calculation)) to purchase shares of Common Stock.

         "HOLDER" means a holder of Registrable Securities. A person is deemed to be a Holder of Registrable Securities whenever such person owns Registrable Securities; provided, however, that unless the Company is otherwise notified by the Holder of a Registrable Security, the Holder of a Registrable Security shall be deemed to be that person set forth on the books and records of the Company or the registrar for such Registrable Securities.

         "INSPECTORS" means collectively any Holder, any underwriter participating in any disposition pursuant to a Registration Statement and any attorney, accountant or other professional retained by any such Holder or underwriter.

         "MAJORITY HOLDERS" means the holder or holders of a majority of the Registrable Securities to be registered under a Registration Statement.

         "OTHER SELLING HOLDERS" means all persons and entities other than Williams who have been granted registration rights by the Company.




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         "PERSON" means an individual, a partnership, a corporation, a limited liability company, a limited liability partnership, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

         "RECORDS" means all financial and other records, pertinent corporate documents and properties of the Company.

         "REGISTRABLE SECURITIES" means all shares of Retained Stock held at the relevant time by Williams or any affiliated transferee or assignee of Common Stock previously held by Williams (provided that pursuant to such transfer or assignment Williams has specifically assigned certain of its rights hereunder), and any other issued or issuable shares of Common Stock held by Williams at the relevant time, either at the time of initial issuance or subsequently, by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities (i) when they have been transferred in a public offering registered under the 33 Act or in a sale made through a broker, dealer or market-maker pursuant to Rule 144 under the 33 Act or (ii) when any Holder requests in writing that such Registrable Securities not be registered pursuant to the terms of this Agreement.

         "REGISTRATION EXPENSES" means (i) registration and filing fees, (ii) fees and expenses of compliance with securities or Blue Sky laws (including reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Securities), (iii) printing, mailing and delivery expenses, (iv) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants of a comfort letter or comfort letters), (vii) the reasonable fees and disbursements of one counsel retained by or for the benefit of all of the holders of Registrable Securities (determined by the Selling Holders of such securities in any manner in which they collectively choose),
(viii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration and (ix) the reasonable fees and expenses of any transfer agents and registrars of the Registrable Securities, as selected by the Company; provided, however, the Company shall not have any obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or, except as provided by clause (ii) above, any out-of-pocket expenses of the Holders (or the agents who manage their accounts) or the fees and disbursements of counsel for any underwriter.

         "REGISTRATION STATEMENT" means a registration statement on Form S-3 or another appropriate form filed by the Company during the period that this Agreement is in effect.




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         "RIGHT OF FIRST OFFER NOTICE" shall have the meaning set forth in
Section 7.04(a) to this Agreement.

         "RULE 144" means Rule 144 issued under the 33 Act or other comparable provision that may be adopted by the Commission.

         "RULE 145" means Rule 145 issued under the 33 Act or other comparable provision that may be adopted by the Commission.

         "SELLING HOLDER" means, with respect to any Registration Statement, any Holder whose securities are included therein.

         "SEPARATION AGREEMENT" shall have the meaning set forth in Section 9.09 to this Agreement.

         "SUBSIDIARY" or "SUBSIDIARIES" of any Person means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person.

         "THIRD PARTY" means, with respect to Williams or the Company, any Person other than Williams' or the Company's Affiliates, respectively; provided further, that the Transfer to any such Person is in compliance with all applicable federal, state and foreign securities laws.

         "TRANSFER" means any direct or indirect sale, assignment, mortgage, transfer, pledge, gift, hypothecation or other disposition of or transfer of Common Stock.

         "TRANSFER OFFER" shall have the meaning set forth in Section 7.04(a) to this Agreement.

         "TRANSFER STOCK" shall have the meaning set forth in Section 7.04(a) to this Agreement.

         "VOLUME-WEIGHTED AVERAGE TRADING PRICE" shall mean, for any day on which the New York Stock Exchange is open for trading, an amount equal to (a) the cumulative sum, for each trade of Common Stock (or other class or series of capital stock) during such trading day on the New York Stock Exchange (or, if such security is not listed on the New York Stock Exchange, such other principal exchange or over-the-counter market on which such security is listed), of the product of: (i) the sale price times (ii) the number of shares of Common Stock (or such other class or series of capital stock) sold at such price, divided by
(b) the total number of shares of Common Stock (or such other class or series of capital stock) so traded during the trading day.




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2. REGISTRATION RIGHTS

2.01 DEMAND REGISTRATION RIGHTS. Within ninety (90) days after the written notice of a Holder requesting registration, the Company shall file with the Commission a Registration Statement (a "Demand Registration") under the 33 Act covering all or part of then outstanding Registrable Securities, and shall use its reasonable efforts to cause the Registration Statement to become effective as soon as practicable; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.01: (i) if the Selling Holders propose to sell Registrable Securities and such other securities (if any) representing less than the larger of (x) 1,000,000 shares of the Company's Common Stock, or (y) $50,000,000 of shares (determined using the Volume-Weighted Average Trading Price); or (ii) if the Company has, within the six (6) month period preceding the date of such request, already effected a registration under the 33 Act other than a registration from which the Registrable Securities of Selling Holders have been excluded (with respect to all or any portion of the Registrable Securities the Selling Holders requested be included in such registration) pursuant to the provisions of Section 2.02.

         (a) NUMBER OF DEMAND REGISTRATIONS. The Company shall be required to effect, pursuant to this Section 2.01, registrations with respect to Registrable Securities requested by Williams, so long as Williams beneficially owns in the aggregate at least three percent of the issued and outstanding shares of the Company's Common Stock Registrable Securities.

         (b) PRIORITY ON DEMAND REGISTRATIONS. In the event that a Demand Registration is an underwritten offering, and the managing underwriters advise Williams in writing that in their opinion the number of Registrable Securities, the Company's securities, and any other securities requested to be included exceeds the number that can be sold in such offering without adversely affecting such underwriters' ability to effect an orderly distribution of such securities (including the price thereof), the Company will include in such registration: (i) first, the number of Registrable Securities requested to be included by Williams; (ii) second, the number of Registrable Securities requested to be included by any other Holder; (iii) third, if all the Registrable Securities requested to be included are included in such registration, the number of the Company's securities requested to be included that, in the opinion of such underwriters, can be sold; and (iv) fourth, if all Registrable Securities and the Company's securities requested to be included are included in such registration, any other securities requested to be included in such registration that, in the opinion of such underwriters, can be sold.

         (c) DEFERRAL OF REGISTRATIONS. The Company may be allowed to defer filing of a Registration Statement: (A) if the president or general counsel of the Company reasonably determines in good faith that it is in the best interests of the Company not to disclose the existence of or facts surrounding any proposed or pending material developments; (B) if the underwriters have notified the




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         Company that market conditions are such as to recommend deferral; (C)
         pending the completion of year-end financial statements or quarterly earnings releases; or (D) if an offering by the Company of any securities is pending; provided, however, that any deferral pursuant to clauses (A)-(D) of this paragraph shall not in the aggregate be for more than 60 days.

2.02  PIGGYBACK REGISTRATIONS.

(a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its Common Stock (whether for its own account or the account of others) under the 33 Act (other than pursuant to a Demand Registration) and the registration form to be used is suitable for the registration of Registrable Securities (a "Piggyback registration"), the Company will give prompt written notice of the proposed registration to each Holder and, subject to the priority provisions of Section 2.02(b), will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after receipt of such notice, provided, however, that (i) the Company will not be required to effect a Piggyback Registration if it is registering securities in connection with an employee stock option plan, a merger, exchange offer or another transaction of the type specified in Rule 145 and (ii) the Company may withdraw any proposed Registration Statement or offering of securities under this Section at any time without liability to any Holder, in which case the Company will not be required to effect a registration, unless such Holder converts its request into a Demand Registration.

(b) PRIORITY ON PRIMARY REGISTRATIONS. In the event that a Piggyback Registration is in connection with an underwritten primary offering of the Company's securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without adversely affecting such underwriters' ability to effect an orderly distribution of such securities, the Company will include in such registration: (i) first, the Company's securities proposed to be sold by the Company; (ii) second, the number of Registrable Securities requested to be included that, in the opinion of such underwriters, can be sold, pro rata among the Holders of such securities on the basis of the amount of Registrable Securities then owned by each such Holder; and (iii) third, if all Registrable Securities requested to be included are included in such registration, any other securities requested to be included in such registration that, in the opinion of such underwriters, can be sold.

(c) PRIORITY ON OTHER REGISTRATIONS. In the event that a Piggyback Registration is in connection with an underwritten offering of the Company's securities pursuant to the exercise of registration rights by a stockholder of the Company who is not a Holder hereunder and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without adversely affecting such underwriters' ability to effect an orderly distribution of such securities, the Company will include in such registration: (i) first, the shares of the Company's Common Stock requested to be registered by such Company stockholder pursuant to the exercise of its





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registration rights, (ii) second, any of the Company's securities proposed to be sold by the Company in such offering; (iii) third, the number of Registrable Securities requested to be included that, in the opinion of such underwriters, can be sold pro rata among the Holders of such securities on the basis of the amount of Registrable Securities then owned by each such Holder; and (iv) fourth, if all Registrable Securities requested to be included are included in such registration, any other securities requested to be included in such registration that, in the opinion of such underwriters, can be sold.

(d) CONDITION TO PIGGYBACK REGISTRATIONS. Registrable Securities and any other securities registered in a Piggyback Registration shall be offered to the public at no less than the price at which other equivalent securities of the Company then registered are offered to the public.

3. HOLDBACK AGREEMENT. To the extent not inconsistent with applicable law, each Holder agrees not to effect any sale or distribution of any securities of the issue being registered or any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144, during the ten (10) business days prior to, and during the 90-day period beginning on, the effective date of such Registration Statement (except as part of such registration), if and to the extent timely notified in writing by the managing underwriter or underwriters in the case of an underwritten public offering.

4. SELECTION OF UNDERWRITERS. At the option of the Majority Holders, the offering of Registrable Securities pursuant to Section 2.01 may be in the form of an underwritten offering; PROVIDED, that the Majority Holders shall be entitled to select the book-running managing underwriter subject to the approval of the Company, which approval will not be unreasonably withheld.

5. REGISTRATION.

5.01 REGISTRATION PROCEDURES. In connection with the offering of Registrable Securities pursuant to Section 2, the Company shall:

         (a) prepare and file the Registration Statement with the Commission on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities thereunder in accordance with the intended method of distribution thereof, and use its reasonable efforts to cause such filed Registration Statement to become effective as soon as practicable; and after the filing of the Registration Statement, the Company will promptly notify each Holder of Registrable Securities covered by the Registration Statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

         (b) in the event of a Demand Registration, prepare and file with the Commission such amendments and supplements to the Registration Statement and







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         the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than 270 days or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold and comply with the provisions of the 33 Act with respect to the disposition of all securities covered by the Registration Statement during such period in accordance with the intended methods of disposition by the holders thereof set forth in the Registration Statement;

         (c) furnish to each Holder whose Registrable Securities are to be included in the Registration Statement, prior to filing the Registration Statement, if requested, copies of the Registration Statement as proposed to be filed, and thereafter furnish to such Holder such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in the Registration Statement (including each preliminary prospectus) and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

         (d) use its reasonable efforts to register or qualify such Registrable Securities under such other securities or Blue Sky laws of such jurisdictions as any Holder or managing underwriter reasonably (in light of the intended plan of distribution) requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder or managing underwriter to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this
         Section 5.01(d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

         (e) use its reasonable efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Holder or Holders thereof to consummate the disposition of such Registrable Securities;

         (f) notify each Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the 33 Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the Holders of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly making available to each Holder any such supplement or amendment;




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         (g) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

         (h) make available for inspection by Inspectors all Records as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspectors in connection with the Registration Statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement or (ii) release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Holder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its affiliates unless and until such is made generally available to the public. Each Holder of such Registrable Securities further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

         (i) use its reasonable efforts to obtain a comfort letter or comfort letters from the Company's independent public accounts in customary form and covering such matters of the type customarily covered by comfort letters;

         (j) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the 33 Act and Rule 158 thereunder;

         (k) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

         (l) provide a transfer agent and registrar for all such Registrable Securities (if the Company does not already have such an agent) not later than the effective date of such Registration Statement.

         The Company may require each Holder of Registrable Securities to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as it may from time to time reasonably request and such other information as may be legally required in connection with such registration.

         Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of any kind described in Section 5.01(f) hereof, such Holder will





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forthwith discontinue disposition of Registrable Securities pursuant to the
Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 5.01(f) hereof. In the event the Company shall give such notice, the Company shall extend the period during which the Registration Statement shall be maintained effective (including the period referred to in Section 5.01(f) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 5.01(f) hereof to the date when the Company shall make available to the Holders of Registrable Securities covered by the Registration Statement a prospectus supplemented or amended to conform with the requirements of Section 5.01(f) hereof.

5.02. REGISTRATION EXPENSES. Williams will pay or cause to be paid all Registration Expenses, including all fees and expenses (including all Blue Sky, New York Stock Exchange and National Association of Securities Dealers, Inc., filing and registration fees, accounting fees and disbursements, printing costs, attorneys' fees and disbursements), arising out of the preparation, filing, amending and supplementing of a Registration Statement pursuant to Section 2.01 hereof and to the amount of such fees and expenses that are reasonably allocable to the Selling Holder for a Registration Statement used under Section 2.02 based on the number of shares offered by Holders relative to the number of other shares offered by the Company or on behalf of any of its other holders.

6. RULE 144. With a view to making available the benefits of Rule 144 under the 33 Act (or similar rule then in effect) available to each Holder, the Company shall:

         (a) make and keep available adequate current public information with respect to the Company within the meaning of Rule 144(c) under the 33 Act (or similar rule then in effect);

         (b) furnish to each Holder forthwith upon request (i) a written statement by the Company as to its compliance with the informational requirements of Rule 144(c) (or similar rule then in effect) or (ii) a copy of the most recent annual or quarterly report of the Company; and

         (c) comply with all other necessary filing and other requirements so as to enable each Holder to sell Registrable Securities under Rule 144 under the 33 Act (or similar rule then in effect).

7.    OTHER RIGHTS AND RESTRICTIONS.

7.01 VOTING. Williams will vote any Common Stock that it retains after the Spin-off on all matters on which it has the right to vote in the same proportion as the votes cast by other voting shareholders of the Company.

7.02 RESTRICTIONS ON OFFICERS AND DIRECTORS. None of the directors, officers, or employees of Williams or any of its subsidiaries will serve as officers or





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directors of the Company or any of its subsidiaries as long as Williams or any of its Subsidiaries is a Holder of Registrable Securities.

7.03 DISPOSAL OF STOCK.

(a) Subject to the receipt of a favorable ruling from the Internal Revenue Service that such a limitation is not inconsistent with any ruling issued to Williams regarding the tax-free treatment of the Spin-off, Williams agrees not to Transfer any Registrable Securities for a period of three years from the date of this Agreement. Williams will use its reasonable efforts to request, and to diligently pursue the issuance of, such ruling as soon as is practicable.

(b) In any event, Williams will notify the Company of its intent to pursue a Transfer of Registrable Securities. In reaching any determination as to market conditions for Transfer of Registrable Securities, Williams and the Company will consult, taking into consideration in the determination of market conditions any plans of the Company to issue equity or debt and, on advice of experts, assess the likely impact of such issuance on market conditions for Transfer of Registrable Securities. Through the third anniversary of this Agreement, Williams will utilize a financial advisor reasonably acceptable to the Company for any Transfer of Registrable Securities.

7.04 RIGHT OF FIRST OFFER.

(a) If, at any time, Williams desires to Transfer any Registrable Securities then owned by Williams to a Third Party other than pursuant to a Registration Statement or Rule 144 (the "Transfer Stock"), Williams shall provide to the Company a written notice (the "Right of First Offer Notice") stating the price at which it would like to sell any such shares of Transfer Stock and the maximum number of such shares it intends to sell (the "Transfer Offer"). The Right of First Offer Notice shall also contain an offer to sell the Transfer Stock to the Company, or to any of its designees (in the manner set forth below) at the same price and upon substantially the same terms and conditions as the terms and conditions contained in the Transfer Offer; provided, that, for purposes of this
Section 7.04, the term "the Company" shall include any of its designees.

(b) The Company shall have the right and option, within ten (10) Business Days after the date the Right of First Offer Notice is received by the Company to accept irrevocably such offer in the aggregate, as to all, but not less than all (unless otherwise consented to by Williams) shares of Transfer Stock. If the Company desires to exercise such option, it shall provide Williams with written notice (specifying the number of shares of the Transfer Stock as to which it is accepting the offer) within such ten (10) Business Day period. Unless Williams shall have otherwise consented to the purchase of less than all of the shares of Transfer Stock, the Company shall not have the right to acquire such shares of Transfer Stock unless all such shares are being acquired by the Company in the aggregate pursuant to the provisions of this Section 7.04.




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(c) Notwithstanding anything to the contrary contained in this Section 7.04, there shall be no liability on the part of Williams to the Company in the event that the sale of Transfer Stock contemplated pursuant to this Section 7.04 is not consummated for any reason whatsoever. Whether a sale of Transfer Stock contemplated pursuant to this Section 7.04 is effected by Williams is in the sole and absolute discretion of Williams.

(d) The closing of the purchase of the Transfer Stock by the Company shall take place at the principal executive offices of the Company as soon as practicable, but in no event later than thirty (30) Business Days after the expiration of the ten (10) Business Day period after the giving of the Right of First Offer Notice (or such other date as may be mutually agreed to by the parties to such transaction). At such closing, the Company shall deliver to Williams the appropriate per share cash consideration pursuant to a bank, cashier's or certified check or by wire transfer of immediately available funds (unless otherwise specified in the Right of First Offer Notice provided to the Company), against delivery of certificates representing the Transfer Stock so purchased Duly Endorsed. Any Transfer (other than to a Third Party) pursuant to this
Section 7.04 shall be made without any representations, warranties, covenants or indemnities; except, that, each transferor shall be deemed to have represented that (i) the transfer has been duly authorized by it, (ii) that it has the capacity, power and authority to Transfer such shares and (iii) that the acquirer shall obtain good title to such shares, free and clear of any defects, encumbrances and adverse interests (other than as provided for in this Agreement).

(e) If at the end of the ten (10) Business Day period following the giving of the Right of First Offer Notice, the Company shall not have accepted the offer contained in such notice as to all shares of Transfer Stock covered thereby, Williams shall have ninety (90) days in which to sell the Transfer Stock to a Third Party, at a price that is no less than 95% of the price contained in the Right of First Offer Notice and on terms and conditions not more favorable to such Third Party than were contained in the Right of First Offer Notice. Promptly after any sale pursuant to this Section 7.04(e), Williams shall notify the Company of the consummation thereof and shall furnish such evidence of the completion (including time of completion) of such sale and of the terms and conditions thereof as the Company may reasonably request. If, at the end of such ninety (90) day period, Williams has not completed the sale of the Transfer Stock, it shall no longer be permitted to sell such shares pursuant to this
Section 7.04(e) without again fully complying with the provisions of this
Section 7.04 and all the restrictions on Transfer contained in this Agreement shall again be in effect with respect to all Williams' shares of Common Stock, including the Transfer Stock.

(f) The provisions of this Section 7.04 shall not be applicable to any Transfer of Registrable Securities from Williams to its Affiliates, or from any Affiliate of Williams to Williams.

7.05 STANDSTILL PROVISION. Williams agrees that from and after the date of this Agreement until ten (10) years from the date of this Agreement, it shall not, and shall cause each of its directors, officers, employees, agents, Affiliates or representatives (any of the foregoing, a "Representative") not to, without the prior written consent of the Board of Directors specifically expressed in a resolution approved by a majority of the directors of the Company, directly or indirectly, through one or more intermediaries or otherwise, (i) acquire, agree to acquire or make any proposal to acquire any securities of the Company or any of its Subsidiaries, any warrant or option to acquire any such securities, any security convertible into or exchangeable for any such securities or any other right to acquire any such securities in excess of the 10% Limit; (ii) seek or propose any merger, consolidation, business combination, tender or exchange offer, sale or purchase of assets or securities, dissolution, liquidation, restructuring, recapitalization or similar transaction of or involving the Company or any of its Subsidiaries; (iii) make, or in any way participate in, any "solicitation" of proxies or consents (whether or not relating to the election or removal of directors) within the meaning of Rule 14a-1 under the 34 Act with respect to any securities of the Company or any of its Subsidiaries, or seek to advise or influence any person with respect to the voting of any securities of the Company or any of its Subsidiaries or demand a copy of the stock ledger, list of stockholders, or any other books and records of the Company or any of its Subsidiaries; (iv) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the 34 Act), with respect to any securities of the Company or any of its Subsidiaries; (v) otherwise act, alone or in concert with others, to seek to control or influence, in any manner, the management, Board of Directors or policies of the Company or any of its Subsidiaries; (vi) deposit any Common Stock in any voting trust or subject any Common Stock to any arrangement or agreement with respect to the voting of such shares; (vii) call or seek to have called any meeting of the stockholders of the Company or execute any written consent with respect to the Company or the Common Stock; (viii) seek, alone or in concert with others, representation on the Board of Directors or seek the removal of any member of such Board or a change in the composition or size of such Board; (ix) have any discussions or enter into any arrangements, understandings or agreements (whether written or oral) with, or advise, finance, assist or encourage, any other persons in connection with any of the foregoing, or make any investment in any other person that engages, or offers or proposes to engage, in any of the foregoing; or (x) make any publicly disclosed proposal regarding any of the foregoing. Williams also agrees during such period not to make any proposal, statement or inquiry, or disclose any intention, plan or arrangement to the public or a Third Party (whether written or oral) inconsistent with the foregoing.

8. INDEMNIFICATION AND CONTRIBUTION.

8.01 INDEMNIFICATION OF HOLDERS: The Company agrees to indemnify and hold harmless each Holder and each Person, if any, who controls (within the meaning of Section 15 of the 33 Act and Section 20 of the 34 Act) such Holder (a "Control Person") against any losses, claims, damages or liabilities, joint or several, to which such Holder or any such Control Person may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any preliminary or final Registration Statement or prospectus with respect thereto, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Company will reimburse each Holder and each Control Person for any legal or other expenses reasonably incurred by such Holder or such Control Person in connection with investigating or defending any such loss, claim, damage liability or action; provided, however, that the Company will not be liable in any case to the extent that any such loss claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished by or on behalf of such Holder or any such Control Person specifically for use in the preparation thereof.

8.02 INDEMNIFICATION BY HOLDER OR REGISTRABLE SECURITIES. Each Holder will, severally and not jointly, indemnify and hold harmless the Company and each of its directors, officers and each Person, if any, who controls (within the meaning of Section 15 of the 33 Act and Section 20 of the 34 Act) the Company (a "Company Control Person") to the same extent as set forth in the foregoing indemnity from the Company to each Holder but only with reference to written information included in any preliminary or final Registration Statement or prospectus with respect thereto, or amendment or supplement thereto, furnished by or on behalf of such Holder specifically for use in the preparation of such documents; and will reimburse the Company or any such Company Control Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any loss, claim, damage, liability or action for which such Holder is obligated to indemnify the Company or any Company Control Person.

8.03 CONDUCT OF INDEMNIFICATION PROCEEDINGS. Promptly after receipt by an indemnified party under this Article 8 of notice of any claim or the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under Section 8.01 or 8.02 above, notify the indemnifying party of any claim or the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under
Section 8.01 or 8.02 above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

8.04 CONTRIBUTION. If the indemnification provided for in Section 8.01 or 8.02 is unavailable or insufficient in accordance with its terms in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits as well as the relative fault of the Company on the one hand and the Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable consideration. The relative benefits received by the Company on the one hand and each Holder on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company on the one hand bears to the total net proceeds received by the Holder from the offering. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Holder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

8.05 OBLIGATIONS. The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each director of any Holder and to each person, if any, who controls any Holder or any underwriter within the meaning of either Section 15 of the 33 Act or Section 20 of the 34 Act. The obligations of each Holder under this Section shall be in addition to any liability which the respective Holder may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed any Registration Statement and to each person, if any, who controls the Company or any underwriter (within the meaning of either Section 15 of the 33 Act or Section 20 of the 34 Act).

9.   MISCELLANEOUS.

9.01 NOTICES. All notices and other communications provided for or permitted hereunder shall be made by hand-delivery or registered first-class mail:

                  (i) HOLDER. If to a Holder of Registrable Securities, at the most current address, and with a copy to be sent to each additional address given by such Holder.

                  (ii) if to the Company:

                           General Counsel
                           Williams Communications Group, Inc.
                           One Williams Center
                           Tulsa OK 74172

                  All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered, or two business days after being deposited in the mail, postage prepared, if mailed.

9.02 TRANSFER OF REGISTRATION RIGHTS; SUCCESSORS AND ASSIGNS. Williams may transfer or assign its rights hereunder, in whole or in part, without the prior approval of the Company. This Agreement and its benefits shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

9.03 AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Majority Holders.

9.04 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

9.05 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

9.06 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma without regard to principles of conflicts of law.

9.07 SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of each Holder shall be enforceable to the fullest extent permitted by law.

9.08 SPECIFIC PERFORMANCE. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

9.09 ENTIRE AGREEMENT. This Agreement, together with the Amended and Restated Separation Agreement made by and between Williams and the Company dated concurrently herewith (the "Separation Agreement"), is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Separation Agreement (including the exhibits thereto) supersede all prior agreements and understandings between the parties with respect to subject matter, including without limitation, the Registration Rights Agreement made by and between Williams and the Company dated September 30, 1999.

9.10 DISPUTE RESOLUTION. The parties agree that any dispute arising under this Agreement shall be resolved in accordance with the Dispute Resolution Procedures set forth in the Separation Agreement.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first written above.


                                   WILLIAMS COMMUNICATIONS GROUP, INC.


                                   BY: /s/ HOWARD S. KALIKA
                                      --------------------------------------

                                   NAME: Howard S. Kalika

                                   TITLE: Vice President


                                   THE WILLIAMS COMPANIES, INC.


                                   BY: /s/ JACK D. MCCARTHY
                                      --------------------------------------

                                   NAME: Jack D. McCarthy

                                   TITLE: Senior Vice President